U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2009 (September 10, 2009)

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 10, 2009, at the 2009 Annual Meeting of Stockholders of American Science and Engineering, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2005 Equity and Incentive Plan (the “2005 Plan”) by a majority of votes properly cast to increase the number of shares of the Company’s common stock reserved for issuance under the 2005 Plan from 1,000,000 to 1,250,000 (the “Amendment”).

It is anticipated that Company directors and officers will be accepting compensation under the 2005 Plan.

The following description of the 2005 Plan is only a summary of the material provisions and does not contain all of the terms and conditions thereof.  More information on the Amendment and the 2005 Plan’s terms, including a discussion of awards to officers under the 2005 Plan, was provided in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on July 29, 2009 under the heading “Proposal 2 – Increase in Authorized Shares under the 2005 Equity and Incentive Plan” and is incorporated herein by reference.

Principal Features of the 2005 Plan

Purpose

The purpose of the 2005 Plan is to (1) provide long-term incentives and rewards to employees, officers, directors and consultants of the Company and its affiliates who are in a position to contribute to the long-term success and growth of the Company and its affiliates, (2) assist the Company and its affiliates in attracting and retaining persons with the requisite experience and ability and (3) more closely align the interests of the participants in the 2005 Plan with the interests of the Company’s stockholders.

Administration

Awards under the 2005 Plan (other than awards to the Company’s Chief Executive Officer, which are made by the independent members of the Board of Directors) are made by the Compensation Committee, which has been designated by the Company’s Board of Directors to administer the 2005 Plan. The Compensation Committee determines which eligible persons shall receive an award and the terms and conditions of each award, including, if relevant, the exercise price, the form of payment of the exercise price, the number of shares, cash or other consideration subject to the award, the vesting schedule and the term. The Compensation Committee may also modify or amend awards and make all other determinations and interpretations under the 2005 Plan. Subject to certain limitations, the Compensation Committee may delegate to one or more of the Company’s executive officers the power to make awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 the power to make awards to participants, provided that the Compensation Committee will fix the maximum amount of such awards for all participants and a maximum for any one participant, and such other features of the awards as required by law.

Eligibility

While incentive stock options may only be granted to employees of the Company or a subsidiary (including officers and directors who are also employees), all other awards may be granted to employees, officers, directors, and consultants of the Company or any affiliate.

Shares Issuable under the 2005 Plan, Share Counting and Individual Limitations

An aggregate of 1,000,000 shares of Common Stock were available for grants of awards under the 2005 Plan. As of June 30, 2009, 165,989 shares remain available for issuance pursuant to the 2005 Plan. The amendment to the 2005 Plan increases the maximum number of shares of Common Stock available for sale under the 2005 Plan to 1,250,000. Shares subject to awards of options or stock appreciation rights count against this limit as one share for every share subject to the award, but shares subject to all other types of awards under the 2005 Plan count against this limit as 1.5 shares for every share subject to the award. Shares subject to awards that are canceled, terminated, expired, forfeited, lapsed, or settled in cash, shall again be available for issuance under the 2005 Plan. Shares tendered as payment of exercise or withheld to satisfy tax withholding obligations or repurchased by the Company using proceeds from options shall not be available for future issuance. Equitable adjustments will be made to the number of shares available for issuance under the 2005 Plan in the event of stock dividends, recapitalization, stock split, and the like.

All of the shares available under the 2005 Plan will be available for issuance upon exercise of incentive stock option awards. No single participant may receive in any fiscal year awards for more than 250,000 shares of Common Stock, except that in the first year of employment awards for an additional 250,000 shares of Common Stock may be granted. As to awards settled in cash intended to qualify as “performance-based compensation”, no more than $2,500,000 per year may be paid to any single participant.

Description of Available Awards

The 2005 Plan provides for the following basic types of awards:

Stock Options.  The Compensation Committee may grant options to purchase shares of Common Stock that are either incentive stock options (ISOs) or nonstatutory stock options (NSOs). No option may have an exercise price that is less than the fair market value of the Common Stock on the date of grant. The Compensation Committee may establish exercise periods in the option agreement, provided that no options may be exercised after the expiration of ten years from the grant date. If no specific periods are specified, an option shall remain exercisable for three months following the date the participant ceases to be a service provider, but in no event after the expiration of the term of the option. In the event of a termination due to death or disability, or if the participant dies within three months following termination, then, in the absence of specified periods in the option agreement, the option will be exercisable for twelve months from the date the participant ceases to be a service provider, but in no event after the expiration of the term. The Compensation Committee may not provide exercise periods longer than three years following the termination of service.

Reload features—which provide for automatic grants of additional or replacement options upon exercise—are prohibited.

An option may be exercised by the payment of the option price in cash, by actual delivery or attestation of ownership of shares of Common Stock owned by the participant, by retaining shares of Common Stock otherwise issuable upon exercise of the option, for consideration received by the Company under a broker-assisted cashless exercise program, or for such other lawful consideration as the Compensation Committee may determine.

Additional restrictions apply to the granting of ISOs. ISOs may only be granted to employees. The aggregate fair market value of all shares subject to ISO awards exercisable for the first time by a participant during any calendar year may not exceed $100,000. Ten percent holders of the Company’s stock may not receive ISOs unless the exercise price is at least 110% of the fair market value on the date of grant and the option expires no later than five years from grant.

Stock Appreciation Rights.  The Compensation Committee may grant Stock Appreciation Rights (SARs), where the participant receives cash or shares of Common Stock equal in value to the difference between the exercise price of the SAR and the fair market value of the Common Stock on the date of exercise multiplied by the number of shares with respect to which the SAR is being exercised. SARs may be granted in tandem with options (at or after award of the option) or alone and unrelated to an option. SARs in tandem with an option terminate to the extent that the related option is exercised, and the related option terminates to the extent that the tandem SAR is exercised. The exercise price of an SAR may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a tandem SAR, the exercise price of the related option. The discussion above of exercise periods applicable to options is also applicable to SARs.

Restricted Stock.  The Compensation Committee may grant shares of Common Stock that may be subject to certain terms, conditions and restrictions, such as the requirement to pay a purchase price for the shares and restrictions on transfer during a period of time specified by the Compensation Committee.

Restricted Stock Units.  The Compensation Committee may grant the right to receive shares of Common Stock (or the equivalent value in cash or other property) in the future that may be subject to certain terms, conditions and restrictions, such as the requirement to pay a purchase price for the units and forfeiture provisions. These awards are to be made in the form of “units,” each representing the equivalent of one share of Common Stock, although they may be settled in either cash or stock. Restricted stock unit awards represent an unfunded and unsecured obligation of the Company.

General Provisions Applicable to Awards

In setting the terms of each award, except as noted above, the Compensation Committee has full discretion to determine the number of shares or units subject to the award, the exercise price or other consideration, if any, to be paid by the participant, the term and exercise period of each option granted, the conditions under which and the time or times at which an option becomes exercisable or under which the option, shares or units may be forfeited to the Company, and the other terms and conditions of the award. The Compensation Committee may also grant awards subject to performance conditions, awards that come with dividends or dividend equivalents or cash awards that may be subject to certain terms, conditions and restrictions.

The 2005 Plan provides that the Compensation Committee may use the following list of business criteria upon which it may establish performance goals for deductible performance-based awards made to covered persons: (1) increases in the price of the Common Stock, (2) market share, (3) sales, (4) revenue, (5) return on equity, assets, or capital, (6) economic profit (economic value added), (7) total shareholder return, (8) costs, (9) expenses, (10) margins, (11) earnings (including EBITDA) or earnings per share, (12) cash flow (including adjusted operating cash flow), (13) customer satisfaction, (14) operating profit, (15) net income, (16) research and development, (17) product releases, (18) manufacturing, or (19) any combination of the foregoing, including without limitation goals based on any of such measures relative to appropriate peer groups or market indices. Performance goals may be particular to a participant or may be based, in whole or in part, on the performance of the division, department, line of business, subsidiary, or other business unit in which the participant works, or on the Company’s performance generally. The Compensation Committee has the authority to reduce (but not to increase) the amount payable at any given level of performance to take into account factors that the Compensation Committee may deem relevant.

Awards granted under the 2005 Plan are not transferable other than as designated by will or the laws of descent and distribution and may exercised during the participant’s lifetime only by the participant or their legal guardian or representative, unless otherwise determined by the Compensation Committee. Unless it would not adversely affect the participant or is otherwise permitted in the 2005 Plan, the Compensation Committee may not amend, modify or terminate any outstanding award without the consent of the participant.

Additional Restrictions

The Compensation Committee may not authorize the making of loans to participants in connection with the grant or exercise of awards. The Company may not reprice options or SARs without stockholder approval. The 2005 Plan requires a vesting period for all restricted stock or restricted stock unit awards of at least three years, except for awards granted in lieu of cash; awards that satisfy a performance-based vesting schedule; and except in the cases of death, disability, retirement, change in control, termination by the Company. The 2005 Plan allows for restricted stock or restricted stock unit awards to consultants, directors or newly-hired employees and awards to vest up to 1,000 shares per year to have a shorter vesting schedule, provided that these awards shall not exceed 75,000 shares in the aggregate.

Change in Control

Upon a change in control of the Company as defined by the Compensation Committee, the Compensation Committee may (1) provide for acceleration of time periods for exercise or payment of an award, (2) provide for payment to the participant of cash or other property equal to the amount that would have been received upon exercise or payment of the award had the award been exercised or paid upon the change in control, (3) adjust the terms of the award to reflect the change in control, (4) cause the award to be assumed, or new rights substituted for such award, by another entity, or (5) make such other provision as the Compensation Committee deems equitable to participants and in the best interests of the Company. The terms and conditions of awards need not be the same for each participant.

Amendment and Term of the 2005 Plan

The Board may amend, suspend or terminate the 2005 Plan subject to any stockholder approval that the Board determines to be necessary or advisable to comply with any tax or regulatory requirements. Stockholder approval is required, however, if the Board materially amends the 2005 Plan to materially increase the number of shares that may be issued under the 2005 Plan, materially increase benefits to participants, materially expand the class of participants eligible to participate in the 2005 Plan, or expand the types of awards provided under the 2005 Plan. Subject to the special limitations on the repricing of stock options or SARs, the Compensation Committee has authority to amend outstanding awards, including changing the date of exercise and converting an ISO to a NSO, if the Compensation Committee determines that such action would not materially and adversely affect the participant or the action is specifically permitted by the 2005 Plan.

Unless terminated earlier by the Board or extended by subsequent approval of the Company’s stockholders, the term of the 2005 Plan will expire on September 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2009	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Patricia A. Gray

Patricia A. Gray
Senior Vice President, General Counsel and Clerk